EXHIBIT 10.12


                               INCUBATE THIS! INC.
               OFFERING OF 1,250,000 SHARES OF INCUBATE THIS! INC.
             AT AN OFFERING PRICE OF FOUR DOLLARS ($4.00) PER SHARE

     Incubate This! Inc., a Colorado corporation (the "Company"), is offering a maximum of 1,250,000 Common Shares for sale at a price of $4.00 per Share. There is no limitation on the number of Shares a subscriber may purchase.

         Shares are being offered on a "best efforts" basis. All funds received shall be available for immediate use by the Company.

         The Offering price has been determined arbitrarily by the Company and does not necessarily bear any relationship to the public market price for the Securities, the Company's assets, book value, net worth or any other recognized criteria of value. The Company trades on the OTC Bulletin Board under the trading symbol "ICBT".

         The Company is subject to the reporting requirements of the Securities Act of 1934 ("34 Act") and information with respect to the Company is available through the public records of the Securities and Exchange Commission ("SEC"). Potential investors are encouraged to visit this information site.

THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK AND SUBSTANTIAL DILUTION TO PUBLIC INVESTORS. THEY SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD THE RISK OF LOSS OF THEIR INVESTMENT. SEE "RISK FACTORS."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       Discounts and          Proceed to
                 Price to Public (1)   Commissions (2)        the Issuer (3)

Per Share                 $4.00        $    -0-                       $4.00

Total Maximum
Offering          $5,000,000           $    -0-               $5,000,000

         (1) This offering is made by the Company on a "best efforts" basis, for a period of 180 days from the date of this Memorandum and may be extended, at the option of the Company for an additional period or periods not exceeding an additional 180 days in the aggregate.

         (2) No commissions will be paid in connection with sales which are made directly by the Company. Commissions may be paid to licensed broker-dealers or other legally authorized representatives.

         (3) Before deducting certain other cost(s) related to this Offering payable by the Company including legal, accounting and printing expenses.

                                                      The  date of this  Private
Offering Memorandum is May 12, 2000.


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                                TABLE OF CONTENTS

                                                                       Page No.

Offering Information

         The Offering.........................................................5

         Use of Proceeds......................................................6

The Company...................................................................6

Venture Capital Division......................................................7

Professional Services Division................................................7

Investment Characteristics....................................................7

Investment Objectives and Strategies..........................................8

Investment Criteria...........................................................8

Investments in Portfolio Companies...........................................10

Industry Overview............................................................10

Competition..................................................................12

Government Regulation

         Investment Company Act of 1940......................................13

         Other Regulations and Legal Uncertainties...........................14

Forward-Looking Statements...................................................15

Risk Factors.................................................................15

Use of Proceeds..............................................................19

Management...................................................................19

Remuneration.................................................................19

Principal Shareholders.......................................................20

Description of the Securities................................................20

Plan of Distribution.........................................................21

Investor Suitability Standards and Investment Restrictions...................23

Investor Suitability Evaluation Questionnaire................................26

Subscription Agreement and Investment Representation of Investors............28


THE SHARES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND WILL NOT BE REGISTERED UNDER THE 1933 ACT, OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE AND THEREFORE CANNOT BE SOLD,

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TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION, OR
THE AVAILABILITY OF AN EXEMPTION THEREFROM. THERE IS NO PUBLIC OR OTHER MARKET FOR SUCH SHARES.

     THE SHARES OFFERED HEREBY INVOLVE RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. (SEE "RISK FACTORS.")

     EACH RECIPIENT MUST RELY UPON HIS OR HER OWN REPRESENTATIVE AS TO LEGAL, TAX AND RELATED MATTERS.

     THE COMPANY INTENDS TO CONDUCT THE OFFERING THROUGH THE COMPANY IN SUCH A MANNER THAT THE SHARES WILL ONLY BE SOLD TO "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933. THE REPRESENTATIONS OF EACH INVESTOR WILL BE REVIEWED TO DETERMINE THE SUITABILITY OF PROSPECTIVE INVESTORS AND THE COMPANY WILL HAVE THE RIGHT TO REFUSE A SUBSCRIPTION FOR SHARES IF IN ITS SOLE DISCRETION THE COMPANY BELIEVES THAT THE PROSPECTIVE INVESTOR DOES NOT MEET THE APPLICABLE SUITABILITY REQUIREMENT OR THAT THE SHARES ARE OTHERWISE AN UNSUITABLE INVESTMENT FOR THE PROSPECTIVE INVESTOR.

     THE COMPANY SHALL PRIOR TO THE SALE OF ANY SECURITIES ALLOW EACH INVESTOR OR HIS AGENT THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM ANY PERSON AUTHORIZED TO ACT ON BEHALF OF THE COMPANY CONCERNING ANY ASPECT OF THE INVESTMENT AND TO OBTAIN ANY ADDITIONAL INFORMATION (TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION) NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS OFFERING MEMORANDUM. INVESTORS OR THEIR REPRESENTATIVES HAVING QUESTIONS OR DESIRING ADDITIONAL INFORMATION SHOULD CONTACT THE COMPANY AT 561-832-5696.








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                     NOTICES TO RESIDENTS OF CERTAIN STATES

                           NOTICE TO FLORIDA RESIDENTS

         THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                          NOTICE TO NEW YORK RESIDENTS

         THIS OFFERING MEMORANDUM HAS NOT YET BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THAT WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.



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                              OFFERING INFORMATION

         This Memorandum describes in detail matters which may be material to investors and should be read in its entirety. Each prospective investor should thoroughly review the text of this Memorandum prior to deciding to purchase any of the Shares offered hereby. This Memorandum has been prepared on the basis of information obtained from sources deemed reliable by the Company and contains a summary of documents referred to herein, all of which are available for inspection upon request.

The Offering

         The Company will consider minimum subscriptions for 25,000 shares ($100,000) and will sell a maximum of 1,250,000 shares of its no-par value per share Common Stock (the "Common Stock"), at a price of $4.00 per share. The Company reserves the right, in its sole discretion, to accept subscriptions for less than the minimum amount.

         The Shares offered hereby will be subject to transfer restrictions. The Shares may not be sold or transferred except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") or an applicable exemption therefrom. Currently, there is a limited public market for the Common Stock offered hereby.

         The offering of the Common Stock will commence on May 12, 2000 and will terminate 180 days later subject to one or more extensions at the discretion of the Company. The offering may be withdrawn by the Company at any time, in which case subscription documents and cash, without interest thereon, tendered by subscribers will be returned.

         A total of 4,411,527 shares of the Company's Common Stock are currently outstanding. Accordingly, investors acquiring Shares of the Company's Common Stock in this offering will incur immediate substantial dilution. See "Dilution."

                                  The Offering

Type of security...............................................Common Shares

Offering price per Share...........................................   $4.00

Maximum Number of Shares Offered.............................. 1,250,000

Shares Outstanding
         Prior to the Offering ............................... 4,411,527
         After the Maximum Offering............................5,661,527

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Use of Proceeds

         Assuming all of the Shares offered hereby are sold, prior to deducting sales commissions payable to broker-dealers or other legally authorized representative which sell any of the Shares, the net proceeds of the offering are estimated to be $5,000,000. The Company intends to apply the net proceeds of the offering to Working Capital. See "Use of Proceeds" and "Risk and Other Important Factors - Risks Relating to the Company - Governmental Regulations and Approvals."

The executive office of the Company is:

                  265 Sunrise Avenue, Suite 204
                  Palm Beach, FL 33480
                  Telephone: (561) 832-5696
                  Facsimile: (561)659-5371

                                   THE COMPANY

     Incubate This, Inc. (the "Company") is a US publicly held company that operates as a provider of professional advisory and management services to its investee companies ("portfolio companies") and provides early stage venture capital to private and publicly held companies targeting a wide range of emerging growth opportunities. Since its change in business strategy and management ("the reorganization") during the fourth quarter of 1999, the Company has made three separate investments into early stage companies that participate in the Online Publishing, Agricultural Technology, and Music industries. These portfolio companies ("incubator companies") are headquartered in London, Israel, and the United States, respectively. The Company anticipates most of its venture capital efforts and investments to continue to be made within the regions of North America, Europe, and Israel.

     The Company is not qualified as a "regulated investment company" for federal income tax purposes and has no independent investment advisor at this time.

     The Company's executive office is located at 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480. The Company's telephone number is (561) 832-5696. In February 2000, the Company changed its name from Pet Health Systems, Inc. to Incubate This! Inc. to better reflect the new scope of its business.




                            VENTURE CAPITAL DIVISION

         The Company's venture capital arm makes strategic equity investments in
independently   managed  companies   primarily  entering  the  early  stages  of
development, but which exhibit the unique

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qualities  deemed  necessary  for eventual  success.  The  Company's  investment decisions are made by its officers, subject to the Company's investment policies and objectives, and under the guidance and oversight of its Board of Directors. Historically, the Company has relied on the efforts of its officers to identify new investment opportunities. Following the Company's reorganization, new management has sought referrals from venture capitalists, investment bankers, attorney's, accountants and other professionals.

                         PROFESSIONAL SERVICES DIVISION

         In order to facilitate the growth of its incubator companies, the Company offers management and advisory oversight services to its portfolio companies. Management believes the collaboration between its two businesses could provide synergistic and competitive advantages to its portfolio companies that can ultimately improve shareholder value. Acting as a long-term partner, management's incubator strategy is to integrate its portfolio companies into a collaborative network that leverages the collective knowledge and resources of its investment umbrella. As part of this objective, the Company is in the early stages of forming a unique technology campus located in Israel that will provide a wide variety of services ranging from general corporate facilities to strategic and creative consulting. The campus concept is designed to assist independent Internet companies as well as the Company's portfolio companies with the development and execution of their business strategies in a more streamlined, cost effective, and knowledgeable manner. The Company believes that by providing these services it enables its clients and portfolio companies to better focus on their core competencies and accelerate the time-to-market of their products and services.

                           INVESTMENT CHARACTERISTICS

         Since its reorganization, the Company has invested only in the common stock of privately held portfolio companies. The security interests in these companies are presently classified as restricted securities under regulations of the United States Securities & Exchange Commission. The Company does not have a policy that limits the amount of nor class of securities of portfolio companies. However, the Company intends to restrict investment into securities with features void of shareholder voting rights. In addition, management seeks to obtain governance rights, anti- dilution rights and liquidation preferences whenever possible in its investments.

         The Company believes that equity participation in common stock and preferred stock issuances offers the potential for higher returns and elevated performance of its investment portfolio. However, there is no assurance that its investment strategy will yield a return nor higher return than other securities. All of the Company's investments are highly illiquid and there can be no assurance that any market will develop for portfolio company securities. In addition, many of the Company's portfolio companies have low levels of capitalization with relatively high negative cash flows. There are no current personal guarantees held by the Company as related to the Company's investments. Additionally, there is no assurance that the Company will find opportunities on terms favorable to the Company.




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                      INVESTMENT OBJECTIVES AND STRATEGIES

         Our venture investment strategy is to realize a significant capital return on our venture investments by making strategic, early-stage equity investments in companies which we believe will emerge as leaders within their respective target markets. We seek to accomplish this goal by identifying promising companies in select industries, investing in those companies, and enhancing the future success of these companies by employing our expertise when called upon, and leveraging our relationships. Currently, the Company holds minority equity interests in its portfolio companies. It is the Company's intent to acquire only minority interests in future portfolio companies.

         The Company seeks long-term growth in the value of its assets and expects no current income from its portfolio company investments (as opposed to its professional advisory ad management services). The Company's investments are made with the intent of liquidation within 2 to 5 years. However, situations may arise whereby the Company may hold an equity interest for a longer or shorter period. Under current management, the Company focuses on investments in privately held companies that target high growth industries, communications and other technology related businesses operating in a diverse range of industries. There is no assurance that the Company will be able to locate investments in companies operating in such emerging growth markets. The Company concentrates its investment in companies located in Israel and the United States, but will consider investments in other countries if the eligible concerns operate in countries deemed favorable.

         At present, the Company's existing portfolio companies are expansion stage businesses that have recently emerged from the startup phase and entered commercial operations. The Company's investment policy does not restrict investment into startup stage companies that are consistent with the Company's investment selection criteria.

                               INVESTMENT CRITERIA

Within the Company's scope of structuring equity investments, the Company uses the following criteria in selecting investment opportunities:

Experienced Management. The Company seeks to invest in companies whose management holds a significant level of interest ownership and who are deemed to have a high degree of experience, competence, and other characteristics required to enhance the odds for success.


Strong Growth Prospects. The Company requires prospective investees to exhibit high growth or the potential to deliver high annual growth within a short period of time.

Potential Profits. The Company attempts to identify those companies with the highest potential to deliver high growth and potentially early profits.

Early Development Stage. The Company seeks to invest in companies that are in the early stages of commercializing their operations and strategies.


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Liquidation/Exit  Strategy.  An exit  strategy  of 2 - 5 years is  sought by the
Company in order to take profits and reinvest into new companies. A variety of exit methods is possible and may include an initial public offering of the portfolio company, a repurchase by such portfolio company of the Company's interest, a cash buyout by a competitor, and potentially a purchase of the Company's interest by a third party such as another financial institution.

                                INDUSTRY OVERVIEW

         The venture capital industry in the United States is extremely advanced, and has for more than a century served as the energy to fuel America's engine of innovation. Today, there are thousands of venture capital firms in the U.S. and in Europe, particularly Germany and the United Kingdom. Over the last decade, the venture capital market in Israel has experienced strong growth due to the country's successful initiatives to nurture the development of new technologies. Whereas there were only a few venture capital firms operated in Israel at the onset of the 1990s, there are now more than 110 active funds involved in the Israeli market. According to the latest statistics, Israel is home to an estimated 2500 start ups, the majority of them high tech, and the country has averaged 800 new startups per year over the last several years. This yearly growth in startups is more than all of Europe, and second only to the U.S. The increased venture capital activity in Israel over the last decade has resulted in Israel now claiming the highest number of its country stocks traded on the NASDAQ, second only to Canada.

         The rise of the Internet and development of new technologies has created an explosive demand for seed, venture, mezzanine, and other funds to commercialize new ideas and technologies. With the promise of astronomical returns, venture capital firms have stepped up to the opportunity. In the last quarter of 1999, US venture capitalists showered Internet-related start-ups with $5.2 billion, almost five times as much as during the same period a year ago, according to PricewaterhouseCoopers. While the Internet incubator trend is more advanced in the U.S., Europe intends to catch up. Six months ago, Europe had hardly any incubators. Today, there are at least 100, most of them based in London. The recent launch and IPO of Internet incubator, Jellyworks Plc, exhibits just how much pent up demand there is for such investment vehicles in Europe. Since its December 99 IPO, the stock has risen more than 3000%.

         Historically, the large majority of venture capital firms have remained private. However, there has been a significant rise in the number of venture capitalists taking their company or investment holding companies public. The ability to raise additional venture capital funds through the public markets has made it attractive to be public. Additionally, investor enthusiasm for higher growth investments is at record levels, driven by the high returns awarded for success. Publicly traded venture-backed companies offer the average individual investor a chance to diversify into promising high technology issues that have been screened by the intelligence and experience of venture money. VC's are in many ways, like insiders, for they possess a high level of knowledge that individual investors simply to not have, as related to the interworkings of industries and companies.

         Over the last five years, after-market performance of venture-backed companies has outpaced the broader markets by a substantial degree. Return on investments in venture-backed companies completing IPOs in 1999 reached unimaginable levels as some firms' enjoyed returns greater than

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500%.  The fact that half of all IPOs in 1999 were  venture-backed  companies is hard evidence that the venture capital community is driving economic growth in the United States and abroad. As well as accelerating the development of business, incubators also bridge the widening gap between venture capitalists and young entrepreneurs. It also represents a significant trend that the Company intends to profit from.

         In January 2000, the Venture Economics Group of Thomson Financial Securities Data reported that 271 U.S. venture-backed companies went public in 1999, representing nearly 50% of all IPOs in the United States during 1999! The group also reported that Venture-backed companies are raising more dollars and going public at an earlier age. "The 271 venture-backed companies in 1999 raised over $23.6 billion for themselves and marked a total post offer valuation at offering dates of an astounding $136.2 billion. The average offer size for a venture-backed IPO was up 75% from the previous year to $87.2 million along with an unprecedented average post offer valuation of $502.7 million--more than twice as much as the prior year. The median company age of venture- backed IPOs was
4.0 years in 1999, versus 4.5 in 1998 and 5.5 years in 1997."

                                   COMPETITION

         We compete against numerous public companies such as CMGI, Inc., Internet Capital Group, Inc., Rare Medium Group, Inc. and Softbank Corp., as well as private companies such as Idealab! and Divine Interventures, Inc., that provide some combination of the same or similar services that we provide. Many of these competitors have longer operating histories, larger installed client bases, greater name recognition, more experience and significantly greater financial, technical, marketing and other resources than we do. We expect that competition from both private and public companies in our markets will intensify. At any time, our current and potential competitors could increase their resource commitments to our markets. Among other adverse consequences, this competition may diminish our ability to identify, attract and develop relationships with partner companies. As a result, our business, operating results and financial condition could be materially and adversely affected.

         The individual markets for professional and venture capital services are intensively competitive and characterized by an increasing number of entrants because the barriers to entry in these markets are relatively low.

         In providing such services, we compete directly against traditional venture capital and private equity firms and public and private companies with venture funds. Many of these competitors have significantly greater experience and financial resources than we have. In addition to these competitors, numerous public companies, as well as private companies, devote significant resources to providing capital together with other resources to incubator companies. Additionally, corporate strategic investors, including Fortune 500 and other significant companies, are developing incubator strategies and capabilities. Many of these competitors have significantly greater financial resources and brand name recognition than we do, and the barriers to entry for companies seeking to provide capital and other resources to entrepreneurs and their emerging technology companies are minimal. We expect that competition from both private and public companies with business models similar to our own will intensify. Among other adverse consequences, this competition may diminish the pool of potential investment opportunities and

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raise  the  cost of  making  future  investments.  As a  result,  our  financial condition, operating results and business could be materially and adversely affected.

         In providing professional and venture capital services, we compete directly against strategy consulting firms and management consulting firms. In providing venture capital services, we compete directly with other investment banking and merchant banking firms which vary in size from small, privately-owned firms to very large, publicly-held corporations. We also face increasing competition from other sources, such as commercial banks, insurance companies and consulting firms offering financial services. The principle competitive factors in the investment banking and financial services industry include transaction experience, breadth of services offered, innovation, reputation and price. Many of our current and potential competitors in the venture development and venture banking markets have longer operating histories, larger installed clients bases, greater name recognition, more experience and have significantly greater financial, technical, marketing and other resources than we do. As a result, our competitors may be more attractive partners to businesses. In addition, our competitors may be able to respond more quickly to changes in client needs, service more clients simultaneously and undertake more extensive marketing campaigns. We cannot assure you that we will be able to compete successfully against our current or future competitors or that competitive pressures will not have a material adverse effect on our business, operating results and financial condition.

         Competition for products and services is intense. As the market for e-commerce grows, we expect that competition will intensify. Barriers to entry are minimal, and competitors can offer products and services at a relatively low cost. Further, our partner companies' competitors may develop products or services that are superior to, or have greater market acceptance than, the solutions offered by our partner companies. Many of our partner companies' competitors have greater brand recognition and greater financial, marketing and other resources than our partner companies. This may place our partner companies at a disadvantage in responding to their competitors' pricing strategies, technological advances, advertising campaigns, strategic partnerships and other initiatives. If our partner companies are unable to compete successfully, they will fail and it could have a material adverse effect on our business and financial condition.

                              GOVERNMENT REGULATION

Investment Company Act of 1940

         We are not currently required to be registered under the Investment Company Act. Generally, a company must register under the Investment Company Act and comply with significant restrictions on operations and transactions if: (1) its investment securities exceed 40% of its total assets, or (2) it holds itself out as being "primarily engaged" in the business of investing, owning or holding securities. At this time, less than 40% of our total assets are investment securities. If, in the future, our investment securities exceed 40% of our total assets, we believe that we will not be required to register under the Investment Company Act because we believe that we are "primarily engaged" in a non-investment company business through our wholly-owned subsidiaries and that we do not otherwise meet the requirements for registering under the Investment Company Act. However, if more than 40% of our total assets are investment securities and we are no longer "primarily engaged" in a non-investment company business through our wholly-owned subsidiaries, we believe that we will be "primarily engaged" in a non-investment company business through our majority-owned subsidiaries and controlled subsidiaries and we will then promptly file with the Securities and Exchange Commission an exemptive application under Section 3(b)(2) of the Investment Company Act to have the Securities and Exchange Commission so declare. If we do not receive exemptive relief, then we may be required to register under the Investment Company Act. Registration under the Investment Company Act would be inconsistent with our present business strategy and would have a material and adverse effect on our business, financial condition and operating results. Moreover, we might be subject to civil and criminal penalties for failure to register, certain of our contracts might be voidable and a court-appointed receiver could take control of our company and liquidate our business.

         To avoid regulation under the Investment Company Act, we would have to attempt to reduce our investment securities to less than 40% of our total assets. This reduction can be attempted in a number of ways, including the disposition of investment securities and the acquisition of non-investment security assets. If we were required to sell investment securities, we may sell them sooner than we otherwise would. These sales may be at depressed prices, and we may not realize anticipated benefits from, or may incur losses on, these investments. Some investments may not be sold due to contractual or legal restrictions or the inability to locate a suitable buyer. Moreover, we may incur tax liabilities when we sell assets. We may also be unable to purchase additional investment securities that may be important to our operating strategy. If we decide to acquire non-investment security assets, we may not be able to identify and acquire suitable assets and businesses.


         If we are deemed to be, and required to register as, an investment company, we will be forced to comply with the numerous and burdensome substantive requirements of the Investment Company Act, including: (a) limitations on our ability to borrow; (b) limitations on our capital structure;
(c) restrictions on acquisition of equity interests in partner companies; (d) prohibitions on transactions with affiliates; (e) restrictions on specific investments; and (f) compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations.

         If we were forced to comply with the rules and regulations of the Investment Company Act, our operations would significantly change, and we would be prevented from successfully executing our business strategy. As a result, our business, financial condition and operating results would be materially and adversely affected.

Other Regulations and Legal Uncertainties

         Currently, there are few laws or regulations directed specifically at e-commerce. However, because of the Internet's popularity and increasing use, new laws and regulations may be adopted. These laws and regulations may cover issues such as the collection and use of data from web site visitors and related privacy issues, pricing, content, copyrights, promotions, distribution and quality of goods and services, registration of domain names and use, and export and distribution of encryption technology. The enactment of any additional laws or regulations may impede the growth of the Internet and e-commerce, which could decrease revenues of our partner companies and place additional financial burdens on them.

                                  RISK FACTORS

Our investments in our partner companies are risky.

         A portion of our assets include equity interests which we have directly and indirectly acquired in our partner companies. Decreases in the value of our partner companies will have an adverse effect on our business, financial condition and operating results. Even though we intend to be actively involved in the affairs of our partner companies, because we own or will own less than a majority of the shares of our partner companies, we may not be able to control the policies or directions that these companies take.

         All of our partner companies are in the early stages of development, and we cannot assure you that these companies will be able to successfully achieve their business goals in a timely manner or at all. Our strategy is to realize a return on our equity interests in these companies by liquidating these investments through sales of equity or otherwise. We cannot assure you that we will realize any return on any of these investments. Moreover, the trading price of our common stock may be adversely affected if we do not realize any return on these investments, or if that return is lower than the market expects. The failure of one or more of the companies in which we have invested, and the timing of any dispositions of our investments in these companies, could have a material adverse effect on our business, financial condition and operating results and on the market price of our common stock.

         We will not be able to successfully execute our business strategy if we are deemed to be an investment company under the Investment Company Act of 1940.

         We are not currently required to be registered under the Investment Company Act. Generally, a company must register under the Investment Company Act and comply with significant restrictions on operations and transactions if: (1) its investment securities exceed 40% of its total assets, or (2) it holds itself out as being "primarily engaged" in the business of investing, owning or holding securities. At this time, less than 40% of our total assets are investment securities. If, in the future, our investment securities exceed 40% of our total assets, we believe that we will not be required to register under the Investment Company Act because we believe that we are "primarily engaged" in a non-investment company business through our wholly-owned subsidiaries and that we do not otherwise meet the requirements for registering under the Investment Company Act. However, if more than 40% of our total assets are investment securities and we are no longer "primarily engaged" in a non-investment company business through our wholly-owned subsidiaries, we believe that we will be "primarily engaged" in a non-investment company business through our majority-owned subsidiaries and controlled subsidiaries and we will then promptly file with the Securities and Exchange Commission an exemptive application under Section 3(b)(2) of the Investment Company Act to have the Securities and Exchange Commission so declare. If we do not receive exemptive relief, then we may be required to register under the Investment Company Act. Registration under the Investment Company Act would be inconsistent with our present business strategy and would have a material and adverse effect on our business, financial condition and operating results. Moreover, we might be subject to civil and criminal penalties for failure to register, certain of our contracts might be voidable and a court-appointed receiver could take control of our company and liquidate our business.

         To avoid regulation under the Investment Company Act, we would have to attempt to reduce our investment securities to less than 40% of our total assets. This reduction can be attempted in a number of ways, including the disposition of investment securities and the acquisition of non-investment security assets. If we were required to sell investment securities, we may sell them sooner than we otherwise would. These sales may be at depressed prices, and we may not realize anticipated benefits from, or may incur losses on, these investments. Some investments may not be sold due to contractual or legal restrictions or the inability to locate a suitable buyer. Moreover, we may incur tax liabilities when we sell assets. We may also be unable to purchase additional investment securities that may be important to our operating strategy. If we decide to acquire non-investment security assets, we may not be able to identify and acquire suitable assets and businesses.

         If we are deemed to be, and required to register as, an investment company, we will be forced to comply with the numerous and burdensome substantive requirements of the Investment Company Act, including: (a) limitations on our ability to borrow; (b) limitations on our capital structure;
(c) restrictions on acquisition of equity interests in partner companies; (d) prohibitions on transactions with affiliates; (e) restrictions on specific investments; and (f) compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations.

         If we were forced to comply with the rules and regulations of the Investment Company Act, our operations would significantly change, and we would be prevented from successfully executing our business strategy. As a result, our business, financial condition and operating results would be materially and adversely affected.

Our common stock has not traded in the marketplace recently.

         The market price of our common stock has been, and is likely to continue to be, volatile, experiencing wide fluctuations. In recent years, the stock market has experienced significant price and volume fluctuations which have particularly affected the market prices of equity securities of many companies providing Internet-related products and services. Some of these fluctuations appear to be unrelated or disproportionate to the operating performance of these companies. Future market movements may materially and adversely affect the market price of our common stock.

Fluctuations in our financial performance could adversely affect the trading price of our common stock.

         Our operating results may fluctuate as a result of a variety of factors, many of which are beyond our control, including: (a) the number of our partner companies with which we have established relationships and services which we are engaged to provide; (b) reductions, cancellations or completions of major engagements to provide venture development, venture banking and/or venture funding services; (c) the loss of significant partner companies or a change of scope in the services that we are providing to them; (d) the efficiency with which we utilize our professionals; (e) variability in market demand for our services; (f) costs related to expansion of our business; (g) sales of equity interests in our partner companies; (h) significant acquisitions; (i) increased competition; and (j) general economic conditions.

         In some quarters, our operating results may fall below the expectations of securities analysts and investors due to many factors, including those described above. As a result, the trading price of our common stock would likely decline, and the decline could be significant.

Competition for professional and venture capital services is intense.

         In providing professional and venture capital services, we compete directly against traditional venture capital and private equity firms and public and private companies with venture funds, and many of these competitors have significantly greater experience and financial resources than we have. In addition to these competitors, numerous public companies devote significant resources to providing capital together with other resources to Incubator companies. As a result, our business, financial condition and operating results could be materially and adversely affected .

Governmental regulation of the Internet could adversely impact our business and operations and the business and operations of our partner companies.

         Currently, few laws or regulations are directly applicable to the Internet. Due to the increasing popularity and use of the Internet, it is likely that a number of new laws and regulations may be adopted at the local, state, national or international levels with respect to the Internet, including
Internet laws regarding privacy, taxation, pricing, content, copyrights, distribution and quality of products and services. The enactment of any new laws or regulations, including international laws and regulations, could inhibit the growth in use of the Internet and decrease the acceptance of the Internet as a communications and commercial medium, which could in turn decrease the demand for our services and those of our partner companies, or otherwise have a material adverse effect on our business, financial condition and operating results, and those of our partner companies.

Future payment of dividends is not expected.

         The payment of dividends on the Common Stock is determined in the sole discretion of the Board of Directors. The Company intends to retain future earnings, if any, to provide funds for the operation of its business and, accordingly, does not anticipate payment of cash dividends on its Common Stock in the foreseeable future.

Purchasers face substantial dilution.

         A total of 4,411,527 shares of the Company's Common Stock are currently outstanding. Based upon the offering price of $4.00 per Share and assuming all of the Shares offered hereby are sold, purchasers of the Common Stock will incur substantial immediate dilution.

The offering price is arbitrary.

         The price of the Common Stock offered hereby has been arbitrarily determined by the Company without negotiation and, accordingly, the price of the Common Stock may not be an indication of the fair value of the Common Stock. There can be no assurance that the Common Stock could be sold by investors in the future at the offering price or for any other amount.

Management has broad discretion to utilize all funds.

         Management has broad discretion to utilize the proceeds of this Offering.


                                 USE OF PROCEEDS

         The net proceeds to be realized from this Offering will approximate $5,000,000 if the maximum offering is sold however it is possible that less than the full amount of the Offering will be obtained.

         All funds will be applied toward working capital.

                     MANAGEMENT AND OTHER ADVISORY PERSONNEL

         Roni Greenbaum, Director and Secretary

Mr. Greenbaum, age 28, is one of Europe Investor Direct's early private investors. From 1999 to present, Mr. Greenbaum has been actively engaged as a founder of Galtar Investments, an Israeli project management and finance brokerage firm specializing in real estate. From 1996 to 1998, Mr. Greenbaum was director of development for Millennium Lofts Cooperation, a company that specialized in residential property development in North West London. Mr. Greenbaum holds an MSc in Property Investment from City University, City Business School in London. He also holds a Second Class Degree in BSc Economics & Marketing from Guildhall University, London. Upon graduating Herzlia High School, Mr. Greenbaum served as a Paratrooper in the Israeli Armed Forces, leaving the service under the rank of First Sergeant.

         Sharone Perlstein, Director and President

Mr.   Perlstein   age  28  graduated   from  the   University   of  Illinois  at
Champaign/Urbana in 1993 with a B.A in Communications. Mr. Perlstein is an entrepreneur and after graduating from school founded his own import/export company. Mr. Perlstein's clients overseas led him to the financial world and he made his way to Wall Street. In 1994, Mr. Perlstein joined US Securities and Futures located at 110 Wall Street in New York as a Series 7 and 63 licensed broker. After a year as a registered representative Mr. Perlstein gave up his license to pursue a career as a financial consultant to emerging technology companies. He has consulted several companies and has acted in the capacity of an investment banker assisting in mergers/acquisitions/corporate finance and raising capital. Mr. Perlstein is very familiar with the technology community in Israel.

James P. Gately. Treasurer and Chief Financial Officer

Mr. Gately, age 42, is a certified public accountant, acts as Chief Financial Officer. During his career in public accounting, he has spent time in the areas of audit, taxation and small business consulting. After managing a small CPA firm he decided to concentrate his practice in the area of auditing and consulting with companies that are, or intend to be, traded in a public market. In addition to this, he teaches advanced level fifth year accounting classes at Florida Southern College.

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



He is treasurer of Congressman John Mica's political campaign and, as a member of the American Institute of Certified Public Accountants Key Person Program, lobbies congress on behalf of the accounting community. Prior to his more than ten year career in public accounting, he assisted in his family's business, two full line department stores. Experienced in all ends of that business, he and his family decided to sell the stores. In 1989 he received an MBA Degree from Keller Gaduate School of Management and in 1981 he received a Bachelor of Science Degree in Marketing and a minor in English from the University of Dayton.


         Gerald B. Raingold, Non-executive Director

Gerald B. Raingold, age 57, is a senior investment banker based in London and formally a Managing Director of the international investment banking group Paribas, in London, responsible for the development of its investment banking and commercial banking operations.

He has in the past, undertaken substantial domestic and cross border equity, mergers/acquisitions and capital market assignments involving U.K., Continental European, U.S., South African and Israeli corporations.

Previously he was with Coopers & Lybrand (both in Paris and Boston, USA), Wallace Brothers and the Midland Montagu Group. He is a qualified chartered accountant and Sloan Fellow of the London Business School (One year MBA program).

He holds a number of other non-executive directorships, principally in the U.K.

         Amos Pickel, Non-executive Director

Amos Pickel, age 33, was appointed as a member of the Board of Directors of The Red Sea Group, an Israeli based international commercial real estate firm, in May 1999. Since 1994 Mr. Pickel is the General Manager and a member of the Board of Directors of Red Sea Hotels Ltd. (traded on the Tel-Aviv Stock Exchange). Before then, he was Vice President of Red Sea Hotels Ltd. Mr. Pickel is a lawyer by profession. He earned his Bachelors degree from Tel-Aviv University in 1990, and his Masters degree from N.Y.U. in 1993. In his military service Mr. Pickel was a Project Manager of a development of a computer-based system for the Israeli Air Force Intelligence.

         Richard I. Anslow, Advisory Board Member

Richard I. Anslow, age 39, admitted to the Bar, 1987, New Jersey and U.S. District Court, District of New Jersey; 1988, District of Columbia, United States Tax Court; 1996, United States District Court, Eastern District of New York and Southern District of New York. Mr. Anslow received a Bachelor of Science in Accounting with honors from the University of Buffalo in 1982 and a Juris Doctor from Cardozo School of Law in 1985. Mr. Anslow is a practicing attorney and has operated a law practice under the name Richard I. Anslow & Associates based in Freehold, New Jersey since 1993. Formerly associated with Ernst & Young (predecessor to Arthur Young & Co.), New York, New York as a tax attorney; formerly associated with Stark & Stark, Princeton, New Jersey, a large New Jersey law firm, within the securities, corporate and banking areas. Practice encompasses various aspects of transactional work including securities (including, without limitation, private placements, initial public offerings, annual filings and registrations), general corporate and real estate, bank loan origination and other related matters in the securities, corporate, banking and real estate areas, health care law, sports and entertainment law, and commercial collection matters. Affiliations include Secretary of the Student Bar Association; Chair-Entertainment, Arts and Sports Law Section of the New Jersey State Bar Association.

         Dr. Ron Daisy, Advisory Board Member

Dr. Ron Daisy, age 36, is the head of the signal processing and communication algorithms development group in Comverse Infosys Inc., located in Tel-Aviv Israel. He is an expert in voice band modems technology, in advanced object oriented software development technologies, and in system architecture design. He received his DSc, MSc, and BSc degrees from the Technion, Israel Institute of Technology, in 1997, 1993, and 1990 respectively. His main interests were:
Non-linear Optics, Optical communications, and Micro-wave and Optical systems, in which he published 10 original papers, and issued one patent. From 1981 to 1985 he served in the Air Force of the Israel defense army.

         William Luckman, Independent Consultant and Advisor

William Luckman, age 28, is a founder of Europe Investor Direct, Ltd. and currently serves as a Managing Director of the Company. Since 1999, Mr. Luckman has been active in developing the strategy, content, and logistics for delivery of financial content related to the Company's web site. Mr. Luckman has also been instrumental in developing the corporate structure of Europe Investor Direct, Ltd in its multiple jurisdictions. From 1994 to Present, Mr. Luckman has held various executive level positions for a number of established and emerging growth companies. From 1998 to Present, Mr. Luckman has been Senior Vice President of EuroSoft Corporation, a multi- national IT consulting, product and services corporation with subsidiaries in the U.S., U.K., Germany and Finland. From 1994 to 1997, Mr. Luckman was employed by American Home Mortgage of New York (NASDAQ: AHMH), one of the largest mortgage banks in the United States. During his employment with American, Mr. Luckman successfully led the Company's development team for building out-of-region growth in New York, Florida and Illinois, thus earning him the distinction as the youngest Vice President in the Company's history.

             REMUNERATION OF MANAGEMENT AND OTHER ADVISORY PERSONNEL

     Mr. Sharone Perlstein is currently serving without remuneration. Management does intend, however, to provide compensation to Mr. Perlstein in the near future.

     Mr. Roni Greenbaum is to be paid a total of 109,375 shares of the restricted common stock of the Company upon completion of three (3) months of duties as a director or secretary and was awarded options to purchase the restricted common stock of the Company as follows:

     (A) 35,000 stock options exercisable at $10.00 per share of common stock on or before May 1, 2001 (B) 35,000 stock options exercisable after May 1, 2001 and on or before May 1, 2002, at $15.00 per share of common stock.

     (C) 35,000 stock options exercisable after May 1, 2002, and on or before May 1, 2003, at $20.00 per share of common stock. (D) 35,000 stock options exercisable after May 1, 2003, and on or before May 1, 2004, at $25.00 per share of common stock.

     Mr. James Gately is to be paid for his services as Treasurer and Chief Financial Officer at the rate of $150.00 per hour for actual time expended and was awarded options to purchase the restricted common stock of the Company as follows:

     (A) 5,000 stock options exercisable at $15.00 per share of common stock on or before May 1, 2001. (B) 5,000 stock options exercisable after May 1, 2001 and on or before May 1, 2002, at $20.00 per share of common stock. (C) 5,000 stock options exercisable after May 1, 2002, and on or before May 1, 2003, at $25.00 per share of common stock. (D) 5,000 stock options exercisable after May 1, 2003, and on or before May 1, 2004, at $30.00 per share of common stock.

     Gerald B. Raingold is to be paid for his services as a Non-executive Director at the rate of $250.00 per hour for actual time expended plus a nonrefundable retainer of 100,000 shares and was granted options for compensation for his services as a director, such options awarded for the purchase of the restricted common stock of the Company as follows:

     (A) 25,000 stock options exercisable at $10.00 per share of common stock.
     (B) 25,000 stock options exercisable at $15.00 per share of common stock.
     (C) 25,000 stock options exercisable at $20.00 per share of common stock.
     (D) 25,000 stock options exercisable at $25.00 per share of common stock.

     Mr. Amos Pickel is to be paid a total of 109,375 shares of the restricted common stock of the Company upon completion of three (3) months of duties as a director and was awarded options to purchase the restricted common stock of the Company as follows:

     (A) 35,000 stock options exercisable at $10.00 per share of common stock on or before May 1, 2001.
     (B) 35,000 stock options exercisable after May 1, 2001 and on or before May 1, 2002, at $15.00 per share of common stock.
     (C) 35,000 stock options exercisable after May 1, 2002, and on or before May 1, 2003, at $20.00 per share of common stock.
     (D) 35,000 stock options exercisable after May 1, 2003, and on or before May 1, 2004, at $25.00 per share of common stock.

     Dr. Ron Daisy was granted options for compensation for his services as an Advisory Board Member, such options awarded for the purchase of the restricted common stock of the Company as follows:

     (A) 25,000 stock options exercisable at $10.00 per share of common stock.
     (B) 25,000 stock options exercisable at $15.00 per share of common stock.
     (C) 25,000 stock options exercisable at $20.00 per share of common stock.
     (D) 25,000 stock options exercisable at $25.00 per share of common stock.

     Richard I. Anslow was granted options for compensation for his services as an Advisory Board Member, such options awarded for the purchase of the restricted common stock of the Company as follows:

     (A) 25,000 stock options exercisable at $10.00 per share of common stock.
     (B) 25,000 stock options exercisable at $15.00 per share of common stock.
     (C) 25,000 stock options exercisable at $20.00 per share of common stock.
     (D) 25,000 stock options exercisable at $25.00 per share of common stock.

     Mr. William Luckman is to be paid for his services as an Independent Consultant and Advisor at the rate of $250.00 per hour for actual time expended, plus a nonrefundable retainer of 200,000 shares of the common stock of the Company. In addition special project work may be approved from time to time by the Board of Directors although no such projects have been approved or are under consideration at this time.

         SPECIFIC TRANSACTIONS, RELATIONSHIPS AND POTENTIAL CONFLICTS ON
                                    INTEREST

     In January 2000, the Company purchased 10% of the issued and outstanding shares of LP Records, Inc. ("LP Records"), in exchange for a total payment of $7,500.00. LP Records is a production company representing both new and established musical artists in the United States. Ms. Lilach Perlstein, the principal owner and sole Officer and Director of LP Records is the sister of Sharone Perlstein who is the principal owner and sole Officer and Director of the Company.

     In January 2000, the Company also acquired a total of 1,010,000 shares of the common stock of Europe Investor Direct, Ltd. ("EID") for the total sum of $250,000.00. EID is a United States and London based company that owns and operates Europe Investor Direct.com, a subscriber -based financial website offering a broad range of free and premium investment information, personal finance products and various other finance products related to the European and United States markets. The site offers investment research, academic content, real time news, on-line tools for tracking investment opportunities, challenges and trends in Europe and the United States. The investment by the Company represents a fully diluted 8% stake in EID. The current sole Officer and Director of the Company serves as a Director of EID and owns approximately 35% of EID. EID also employs Mr. William Luckman, a paid consultant to the Company as its Managing Director. Mr. Luckman owns approximately 20% of EID. Present legal counsel to the Company, Donald F. Mintmire, is a Director of EID.

         Jagerton Research was the majority shareholder of the Company for a brief period of time. Jagerton Research is beneficially owned by Ann Kristine Perlstein, the sponsor of Sharone Perlstein.

         Consulting fees have been paid by the Company relating to the restructuring of the Company, its latest acquisitions and research and development relating to other potential business and acquisitions. Such fees were paid to Orly Capital (wholly owned by Sharone Perlstein), Eagle Research Group, Inc. (wholly owned by William Luckman), and Jagerton Research (wholly owned by Ann Kristine Perlstein).

         The Company is indebted to Mr. Perlstein in the amount of $525,000.00 in conjunction with the Demand Promissory Note dated April 19, 2000. Mr. Perlstein has committed to converting this Note to equity under the terms of this Offering.

         The Company is also indebted to Jagerton Research, Ltd. in the amount of $127,300 as of March 31, 2000, such indebtedness represented in the form of a demand note. Jagerton has committed to converting this Note to equity under the terms of this Offering.

         The Company is also indebted to Giuseppe Coniglione in the amount of $112,000 as of March 31, 2000, such indebtedness represented in the form of a demand note. Mr. Coniglione has committed to converting this Note to equity under the terms of this Offering.

                             PRINCIPAL SHAREHOLDERS

         Prior to this offering, the Company had 4,411,527 shares of its Common Stock issued and outstanding. The following table sets forth, as of May 12, 2000, the beneficial ownership of the Company's Common Stock (i) by the only persons who are known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each officer and/or director of the Company; and
(iii) by all directors and officers as a group.


Name                    Number of Shares           Percentage Owned   Percentage Owned
                        Owned Prior to Offering*   Before Offering*   After Maximum
                                                                      Offering*

Sharone Perlstein       4,000,000                  99.7%              72%

Officers and            4,000,000                  99.7%              72%
Directors as a group

*Does not include an undetermined number of shares (approximately 800,000) to be offered to Company employees and consultant through its Year 2000 Employee/Consultant Plan, to be filed in the near future on S-8 Registration Statement. Mr. Pickel and Mr. Greenbaum after seving three (3) months under the terms of their Board Member Agreements will each receive 109,375 shares of the common stock of the Company.

                          DESCRIPTION OF THE SECURITIES

Common Stock

         The authorized capital stock of the Company consists of 800,000,000 shares of Common Stock, no-par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends from sources legally available therefore when, as and if declared by the Board of Directors and, upon liquidation or dissolution of the Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable, and all shares to be sold and issued as contemplated hereby, will be validly authorized and issued, fully paid and nonassessable. The Board of Directors is authorized to issue additional shares of Common Stock, not to exceed the amount authorized by the Company's
Certificate of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and Bylaws which are available for inspection upon proper notice at the Company's offices, as well as to the applicable statutes of the State of Colorado for a more complete description concerning the rights and liabilities of stockholders.

         Prior to this Offering, there has been no market for the Common Stock of the Company, and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amounts of the Common Stock of the Company in the public market may adversely affect prevailing market prices, and may impair the Company's ability to raise capital at that time through the sale of its equity securities.

         Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

Preferred Stock

         The   authorized   capital  stock  of  the  Company  also  consists  of
100,000,000 shares of Preferred Stock, no-par value, none of which are issued.

                              PLAN OF DISTRIBUTION

         The Company will offer up to 1,250,000 Shares of its Common Stock. The Shares will be offered directly by the Principals of the Company at the offering price of $4.00 per Share. There is no limitation on the number of Shares a subscriber may purchase.

Price of the Offering

         There is currently a limited market for shares of the Company's common stock, and there is no guarantee that a market will ever develop for these securities. Accordingly, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management and the general condition of the securities market at the time of this Offering. Such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

         The Offering price should not be considered an indication of the actual value of the Shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.

         There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops, that it will be sustained. Consequently, purchasers of the Shares offered hereby may not find a ready market for their Shares.

                               CAUTIONARY WARNING

THE COMPANY'S BUSINESS PLAN AND THE COMPANY'S FINANCIAL STATEMENTS AND PROJECTIONS ARE FORWARD LOOKING. STATEMENTS AND ACTUAL RESULTS COULD MATERIALLY DIFFER FROM THE PROJECTIONS. AS SUCH, NO INVESTOR SHOULD RELY ON SUCH INFORMATION IN MAKING HIS INVESTMENT.


                             ADDITIONAL INFORMATION

         Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.

              (The remainder of this page intentionally left blank)

                       INVESTOR SUITABILITY STANDARDS AND
                             INVESTMENT RESTRICTIONS

Suitability

         Shares will be offered and sold pursuant to an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky laws. There are different standards under these federal and state exemptions which must be met by prospective investors in the Company.

         The Company will sell Shares only to those Investors it reasonably believes meet certain suitability requirements described below.

         Each prospective Investor must complete a Confidential Purchaser questionnaire and each Purchaser Representative, if any, must complete a Purchaser Representative Questionnaire.

         EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIREMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

         An investor will qualify as an accredited Investor if it falls within any one of the following categories at the time of the sale of the Shares to that Investor:

          (1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in
     Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under
     Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors;


          (2) A private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940;

          (3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

          (4) A director or executive officer of the Company.

          (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

          (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

          (8)An entity in which all of the equity owners are accredited investors (as defined above).

         As used in this Memorandum, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of
(5) above, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income form long-term capital gains has been reduced in arriving at adjusted gross income.

         In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residents of such jurisdiction may be required to meet additional suitability requirements.

         An Investor that does not qualify as an accredited Investor is a non-accredited Investor and may acquire Shares only if:

          (1) The Investor is knowledgeable and experienced with respect to investments in limited partnerships either alone or with its Purchaser Representative, if any; and

          (2) The Investor has been provided access to all relevant documents it desires or needs; and

          (3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

          (4) The Investor can bear the economic risk (including loss of the entire investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

         THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

         In addition to the foregoing suitability standards generally applicable to all Investors, the Employee Retirement Income Security Act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for Investors that are qualified pension, profit-sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, a fiduciary with respect to a prospective Benefit Plan Investor must consider whether an investment in the Shares will satisfy the prudence requirement of Section 404(a)(1)(B) of ERISA, since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary must consider whether the investment in Shares will satisfy the diversification requirement of
Section 404(a)(1)(C) of ERISA.

Restrictions on Transfer or Resale of Shares

         The availability of federal and state exemptions and the legality of the offers and sales of the Shares are conditioned upon, among other things, the fact that the purchase of Shares by all Investors are for investment purposes only and not with a view to resale or distribution. Accordingly, each prospective Investor will be required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to, or in accordance with, the distribution of sale of the Shares and that it will not sell, pledge, assign or transfer or offer to sell, pledge, assign or transfer any of its Shares without an effective registration statement under the Act, or an exemption therefrom (including an exemption under Regulation D, Rule 505 or Regulation D, Rule 506) and an opinion of counsel acceptable to the Company that registration under the Act is not required and that the transaction complies with all other applicable Federal and state securities or Blue Sky laws.

                                  CONFIDENTIAL
                   Incubate This! Inc., a Colorado corporation
                  INVESTOR SUITABILITY EVALUATION QUESTIONNAIRE

1.       NAME              ___________________________________________________

2.       ADDRESS           __________________________________________________


3.       PHONE             Residence   (     )_____________________________
                           Business    (     )_____________________________

4.       SOCIAL SECURITY OR TAX ID NUMBER    ________________________

5.       DATE OF BIRTH        _____________________________________________

6.       REPRESENTATIONS  (Investor should initial the appropriate blanks to which an affirmative representation can be made)

__________        I am a bank as defined in  Section  3(a)(2) of the  Securities
                  Act, or a savings and loan association or other institution as defined in Section  3(a)(5)(A) of the Securities Act,  whether acting in its  individual or fiduciary  capacity;  a broker or dealer  registered  pursuant  to Section 15 of the  Securities
                  Exchange  Act of 1934;  an  insurance  company  as  defined in
                  Section 2(13) of the  Securities  Act; an  investment  company registered  under  the  Investment  Company  Act of  1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business  Investment Company licensed by the
                  United  States Small  Business  Administration  under  Section
                  301(c) or (d) of the Small Business  Investment Act of 1958; a
                  plan  established  and  maintained  by a state,  its political subdivisions,  or any agency or  instrumentality of a state or its political subdivisions,  for the benefit of its employees, if such plan has total  assets  in  excess of  $5,000,000;  an employee  benefit  plan  within the  meaning  of the  Employee
                  Retirement  Income  Security  Act of 1974,  if the  investment decision  is made by a plan  fiduciary,  as defined in Section
                  3(21) of that Act,  which is either a bank,  savings  and loan
                  association,   insurance  company,  or  registered  investment
                  adviser,  or if the employee  benefit plan has total assets in excess of  $5,000,000,  or, if a  self-directed  plan with the
                  investment   decisions   made  solely  by  persons   that  are
                  accredited investors;

__________        I am a private  business  development  company  as  defined in
                  Section 202(a)(22) of the Investment Advisers Act of 1940;

__________        I am  an organization  described  in  Section 501(c)(3) of the
                  Internal Revenue Code with total assets in excess of $5,000,000;

__________        I am a director or executive officer of the Company.

__________        I am a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

__________        I am a natural  person who had an individual  income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________        I am a trust with total  assets in excess of  $5,000,000,  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

__________        I am  an  entity  in  which  all  of  the  equity  owners  are accredited investors (as defined above).


         I represent that the total purchase price does not exceed ten percent (10%) of my net worth. I further represent that I can bear the economic risk of this investment and that I have substantial experience in making investment decisions of this type.

                                       ------------------------------
                                       Signature of Investor

Date:___________________________       ______________________________
                                       Name of Investor

                      SUBSCRIPTION AGREEMENT AND INVESTMENT
                           REPRESENTATION OF INVESTORS
                               INCUBATE THIS! INC.


265 Sunrise Avenue, Suite 204
Palm Beach, FL 33480
Telephone: (561) 832-5696
Facsimile: (561) 659-5371


Gentlemen:

     1. Subject to the terms and conditions hereof, the undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to accept and subscribe to _________ Shares of Incubate This! Inc., a Colorado corporation
(the "Company"), for a total consideration of $_________, the receipt and sufficiency of which is hereby acknowledged.

     2. In order to induce the Company to accept the subscription made hereby, the undersigned hereby represents and warrants to the Company, and each other person who acquires or has acquired the Shares, as follows :

                  (a) The undersigned, if an individual (i) has reached the age of majority in the state in which he resides and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state set forth beneath his signature below.

                  (b) The undersigned has the financial ability to bear the economic risk of an investment in the Shares has adequate means of providing for his current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Company will not cause such overall commitment to become excessive.

                  (c) The undersigned meets at least one of the following criteria:

          (i) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or
          (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan with the investment decisions made solely by persons that are accredited investors;

          (ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

          (iv) A director or executive officer of the Company.

          (v) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

          (vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (vii) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 506(b)(2)(ii) of Regulation D; and

          (viii) An entity in which all of the equity owners are accredited investors (as defined above).

                  (d) The investment is one in which I am purchasing for myself and not for others, the investment amount does not exceed 10% of my net worth and I have the capability to understand the investment and the risk.

                  (e) The undersigned has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offering and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him or to obtain such other information as is desired in order to evaluate an investment in the Shares. All such questions have been answered to the full satisfaction of the undersigned.

                  (f) In making his decision to purchase the Shares herein subscribed for, the undersigned has relied solely upon independent investigations made by him. He has received no representation or warranty from the Company or from a broker-dealer, if any, or any of the affiliates, employees or agents of either. In addition, he is not subscribing pursuant hereto for any Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

                  (g) The undersigned understands that the Shares have not been registered under the Act in reliance upon specific exemptions from registration thereunder, and he agrees that his Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any Shares (which approval, except under limited circumstances, may be withheld by the Company in its sole discretion). The undersigned has been advised that the Company has no obligations to cause the Shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the Shares to be sold by the undersigned. The undersigned understands that it is anticipated that there may not be any market for resale of the Shares, and that it may not be possible for the undersigned to liquidate an investment in the Shares. The undersigned understands the legal consequences of the foregoing to mean that he must bear the economic risk of his investment in the Shares. He understands that any instruments representing the Shares will bear legends restricting the transfer thereof.

         3. To the extent I have the right to rescind my purchase of the Shares, which right of recission is hereby offered, I waive and relinquish such rights and agree to accept certificate(s) evidencing such Shares.

         4. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

         5. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6. The Shares referred to herein may be sold to the subscriber in a transaction exempt under Section 517.061 of the Florida Securities Act. The Shares have not been registered under said act in the State of Florida. In addition, if sales are made to five or more persons in the State of Florida, any sale in the State of Florida is voidable by the purchaser within three (3) days after the first tender of consideration is made by such purchaser to the issuer, an agent of the issuer, or an escrow agent or within three (3) days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

         IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Subscription Agreement and Investment Representation on the date written below as the Date of Subscription:


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




                                   (TO BE USED FOR INDIVIDUAL(S))

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Print Name of Individual                      Signature of Individual

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                                    (TO BE USED FOR PARTNERSHIPS, CORPORATIONS,
                                             TRUSTS OR OTHER ENTITIES)

_______________________________          By:______________________________
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Corporation - Trust - Entity                Representative

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Representative                                    Representative

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Incorporation or Organization

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